EX- 32.1

                  CERTIFICATION PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the  Report of POP N GO. (the "Company") on Form 10-
KSB for the fiscal year ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Melvin Wyman, Chief Executive Officer and Sole Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer) of POP N GO. (the "Registrant"), certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                     Date: January 13, 2005

                                     /s/ Melvin Wyman
                                   -------------------------
                                     Melvin Wyman
                                     Chief Executive Officer and
				     Sole Director